EXHIBIT 23.2


                    INDEPENDENT AUDITORS CONSENT



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our opinion dated May 17, 1999 on the consolidated financial statements on Nu Horizons Electronics Corp. and subsidiaries included in the Corporation's annual report on Form 10-K for the fiscal year ended February 28, 1999.




                               /S/LAZAR, LEVINE & FELIX LLP
                               ----------------------------
                               LAZAR, LEVINE & FELIX LLP
                               Certifed Public Accountants



New York, New York
May 27, 1999